AMENDMENT NO. 1 TO CREDIT AGREEMENT
This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”), dated as of May 6, 2022, is among TEAM, INC., a Delaware corporation (the “Borrower Agent”), the Guarantors party hereto, each of the Lenders party hereto and ECLIPSE BUSINESS CAPITAL LLC, acting not individually but as agent on behalf of, and for the benefit of, the Lenders and all other Secured Parties (in such capacity, together with its successors and assigns, if any, in such capacity, the “Agent”).
W I T N E S S E T H:
WHEREAS, the Borrower Agent, the other Loan Parties party thereto from time to time, the Lenders party thereto from time to time, the Agent, and the other Persons party thereto from time to time, have entered into that certain Credit Agreement, dated as of February 11, 2022 (from time to time further amended, supplemented, restated, amended and restated or otherwise modified, the “Existing Credit Agreement”);
WHEREAS, the Borrower Agent, the Guarantors, the Lenders, and the Agent have agreed to further amend the Existing Credit Agreement and the Lenders have agreed, subject to the terms and conditions set forth herein, to, among other things, modify the Maturity Reserve Trigger Date (the Existing Credit Agreement as amended by this Amendment, the “Credit Agreement”; capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement); and
WHEREAS, the Borrower Agent, the Agent and the Lenders party hereto, constituting Required Lenders and Required Supermajority Revolving Credit Lenders, are willing to effect such amendment on the terms and conditions contained in this Amendment.
NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1.Amendments to the Existing Credit Agreement.
Effective as of the Amendment No. 1 Effective Date, Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of “Maturity Reserve Trigger Date” in its entirety as follows:
“Maturity Reserve Trigger Date” means the date that is seventy-five (75) days prior to the maturity date of the 2017 Senior Convertible Notes.
2.Effectiveness; Conditions Precedent; Certain Consents.
The amendments contained herein shall only be effective upon the satisfaction or waiver of each of the following conditions precedent (the date of satisfaction or waiver, the “Amendment No. 1 Effective Date”):

(a)the Agent shall have received duly executed copies of the following, each in form and substance satisfactory to the Agent:
(i)that certain Amendment No. 6 to Unsecured Term Loan Credit Agreement, dated as of the date hereof, by and among the Borrower Agent, the lenders party thereto from time to time and Cantor Fitzgerald Securities (successor by assignment to Corre Credit Fund, LLC), as administrative agent under the Corre Credit Agreement, duly executed by each of the parties thereto; and
(ii)that certain Amendment No. 7 to Term Loan Credit Agreement, dated as of the date hereof, by and among the Borrower Agent, the Guarantors (as defined in the Term Loan Agreement) party thereto, the lenders party thereto from time to time and the Term Loan Agent, duly executed by each of the parties thereto;
(b)the Agent shall have received counterparts to this Amendment, duly executed by the Borrower, the Guarantors and each Lender;
(c)each of the representations and warranties made by the Borrower in Section 3 hereof shall be true and correct;
(d)to the extent invoiced prior to the Amendment No. 1 Effective Date, all Lender Group Expenses (including, for the avoidance of doubt, any such costs and expenses incurred in connection with this Amendment) and all other outstanding out-of-pocket expenses of the Agent (including fees, costs, expenses and retainers of Choate, Hall & Stewart LLP, as counsel to the Agent, and all other legal and financial advisors to the Agent) have been fully and indefeasibly paid in cash; and
(e)the Amendment No. 1 Fee shall have been paid pursuant to Section 4 hereof.
Without limiting the generality of the provisions of Section 11.3(b) (No Obligation of Agent) of the Credit Agreement, for purposes of determining compliance with the conditions precedent set forth in this Section 2, each Lender, to the extent such Person has signed this Amendment, shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to such Person, unless the Agent shall have received notice from such Person prior to the date hereof specifying its objection thereto.
In addition, to the extent necessary for any purpose under the Credit Agreement or any other Loan Documents, the Agent and Lenders party to this Amendment hereby consent to each of the amendment fees payable under the Amendment No. 6 to Unsecured Term

Loan Credit Agreement and the Amendment No. 7 to Term Loan Credit Agreement to be paid in kind by (i) adding the amount of such amendment fee to the principal of the outstanding loans of each such lender on the date hereof, (ii) thereafter, be treated as principal for all purposes of such credit agreement and (iii) bear interest in accordance with the terms of such credit agreement.
3.Representations and Warranties.
In order to induce the Lenders to enter into this Amendment, the Borrower Agent represents and warrants to the Lenders, for itself and for each other Loan Party, as follows:
(f)both immediately prior to and immediately after giving effect to this Amendment, no Default or Event of Default exists;
(g)the execution, delivery and performance by the Borrower Agent of this Amendment and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action, do not contravene the Borrower Agent’s Governing Documents and do not and will not contravene any Material Contract;
(h)this Amendment has been duly executed and delivered on behalf of the Borrower Agent;
(i)this Amendment constitutes a legal, valid and binding obligation of the Borrower Agent, enforceable against the Borrower Agent and the other Loan Parties in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, Debtor Relief Laws or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity;
(j)that the representations and warranties listed in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) as of the Amendment No. 1 Effective Date as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) as of such earlier date); and

(k)all written disclosure provided to the Lenders regarding the Borrower Agent, the other Loan Parties and their Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Borrower Agent, the other Loan Parties and their Subsidiaries (other than projections, forward looking information or information of a general economic or general industry nature) is true and correct in all material respects (except that such materiality qualifier shall not be applicable to any written disclosure that is already qualified or modified by materiality in the text thereof) and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not materially misleading. Projections and forward looking information (including forecasts and other forward-looking information) were based on good faith estimates and assumptions believed to be reasonable at the time made; it being recognized by the Agent and the Lenders that such projections are as to future events and are not to be viewed as facts, the projections are subject to significant uncertainties and contingencies, many of which are beyond the control of the Borrower Agent, the other Loan Parties and the Subsidiaries, that no assurance can be given that any particular projections will be realized and that actual results during the period or periods covered by any such projections may differ from the projected results and such differences may be material.
4.Amendment Fee.
As consideration for each Revolving Credit Lender’s agreement to enter into this Amendment, the Borrower Agent agrees to pay (or cause to be paid) to the Agent for the ratable benefit of the Revolving Credit Lenders a fee (the “Revolving Lenders Amendment  Fee”) equal to $37,500, which fee shall be net settled on the Amendment No. 1 Effective Date and treated as creating original issue discount on the Revolving Credit Loans under Treasury Reg. section 1.1273-2(g)(2) for US federal income tax purposes.
As consideration for each Delayed Draw Term Lender’s agreement to enter into this Amendment, the Borrower Agent agrees to pay (or cause to be paid) to the Agent for the ratable benefit of the Delayed Draw Term Lenders a fee (the “DDTL Lenders Amendment Fee, and together with the Revolving Lenders Amendment Fee, the “Amendment No. 1 Fee”) equal to 0.125% of the total Delayed Draw Term Loan Commitments, it being understood that the DDTL Lenders Amendment Fee shall be $43,750. The DDTL Lenders Amendment Fee shall (i) be paid in kind by adding the amount of such fee to the principal of the outstanding Delayed Draw Term Loans of each Delayed Draw Term Lender on the Amendment No. 1 Effective Date, (ii) thereafter, be treated as principal of the Delayed Draw Term Loans for all purposes of the Credit Agreement and (iii) bear interest in accordance with the terms of the Credit Agreement.
5.Entire Agreement; Successors and Assigns; Interpretation.
This Amendment, the Credit Agreement and the other Loan Documents (collectively, the “Relevant Documents”) constitute the entire agreement among the parties, supersede any prior written and verbal agreements among them with respect to the subject matter hereof and thereof, and shall bind and benefit the parties and their respective successors and permitted assigns. This Agreement shall be deemed to have been jointly drafted, and no provision of it shall be interpreted or construed for or against a party because such party purportedly prepared or requested such provision, any other provision or this Amendment as a whole. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to any other party in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or cancelled orally or otherwise, except in writing and in accordance with Section 12.5 (Amendments, Waivers and Consents) of the Credit Agreement.
6.Full Force and Effect of Credit Agreement.
This Amendment is a Loan Document (and the Borrower Agent agrees that the “Obligations” secured by the Collateral shall include any and all obligations of the Borrower Agent under this Amendment). Except as expressly modified hereby, all terms and provisions of the Credit Agreement and all other Loan Documents remain in full force and effect and nothing contained in this Amendment shall in any way impair the validity or enforceability of the Credit Agreement or the Loan Documents, or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein. This Amendment shall not constitute a modification of the Credit Agreement or any of the other Loan Documents or a course of dealing with Agent or the Lenders at variance with the Credit Agreement or the other Loan Documents such as to require further notice by Agent or any Lender to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, except in each case as expressly set forth herein. The Borrower Agent acknowledges and expressly agrees that Agent and the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents (subject to any qualifications set forth therein), as amended herein.

7.Counterparts; Effectiveness.
This Amendment may be executed in counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Except as provided in Section 2 above, this Amendment shall become effective when the Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. This Amendment may be executed and delivered by facsimile or other electronic transmission (including by electronic imaging) all with the same force and effect as if the same was a fully executed and delivered original manual counterpart.
The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to this Amendment or any document to be signed in connection with this Amendment and the transactions contemplated hereby (including without limitation assignment and assumptions, amendments or other borrowing requests, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each of the parties represents and warrants to the other parties that it has the corporate capacity and authority to execute this Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents.
8.Governing Law; Jurisdiction; Waiver of Jury Trial.
THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT OR EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND DECISIONS OF THE STATE OF NEW YORK. Sections 12.15 (SUBMISSION TO JURISDICTION) and 12.17 (JURY TRIAL) of the Credit Agreement are hereby incorporated herein by this reference.
9.Severability.
In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
10.References.
All references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement and each reference to the “Credit Agreement”, (or the defined term “Agreement”, “thereunder”, “thereof” of words of like import referring to the Credit Agreement) in the other Loan Documents shall mean and be a reference to the Credit Agreement as amended hereby and giving effect to the amendments contained in this Amendment.
11.Reaffirmation.
Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed. In furtherance of the foregoing, each of the Loan Parties party hereto hereby irrevocably and unconditionally ratifies its grant of security interest and pledge under the Guaranty and Security Agreement and each Loan Document and confirms that the liens, security interests and pledges granted thereunder continue to secure the Obligations, including, without limitation, any additional Obligations resulting from or incurred pursuant to this Amendment.
Each of the Loan Parties hereto, as debtor, grantor, mortgagor, pledger, guarantor, assignor, or in any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party, guarantor, or indemnitor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interest and liens and confirms and agrees that such guarantee includes, and such security interests and liens hereafter secure, all of the Obligations as amended hereby.
For the avoidance of doubt, (i) the ratification and reaffirmation by the Loan Parties in this Section 11 shall not constitute a new grant of security interests and (ii) the consent of the Loan Parties (other than the Borrower Agent) is not required for this Amendment.
12.Release.
By its execution hereof and in consideration of the terms herein and other accommodations granted to the Loan Parties hereunder, each Loan Party, on behalf of itself and each of its Subsidiaries, and its or their successors, assigns and agents, hereby expressly forever waives, releases and discharges any and all claims (including cross-claims, counterclaims, and rights of setoff and recoupment), causes of action (whether direct or derivative in nature), demands, suits, costs, expenses and damages (collectively, the “Claims”) any of them may, as a result of actions or inactions occurring on or prior to the Amendment No. 1 Effective Date, have or allege to have as of the date of this Amendment or at any time thereafter (and all defenses that may arise out of any of the foregoing) of any nature, description, or kind whatsoever, based in whole or in part on facts, whether actual, contingent or otherwise, now known, unknown, or subsequently discovered, whether arising in law, at equity or otherwise, against the Agent or any Lender, their respective affiliates, agents, principals, managers, managing members, members, stockholders, “controlling persons” (within the meaning of the United States federal securities laws), directors, officers, employees, attorneys, consultants, advisors, agents, trusts, trustors, beneficiaries, heirs, executors and administrators of each of the foregoing (collectively, the “Released Parties”) arising out of, or relating to, this Amendment, the Credit Agreement, the other Loan Documents and any or all of the actions and transactions contemplated hereby or thereby, including any actual or alleged performance or non-performance of any of the Released Parties hereunder or under the Loan Documents (the “Released Matters”). In entering into this Amendment, each Loan Party expressly disclaims any reliance on any representations, acts, or omissions by any of the Released Parties and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above does not depend in any way on any such representation, acts and/or omissions or the accuracy, completeness, or validity thereof. The provisions of this Section 12 shall survive the termination of this Amendment and the Loan Documents and the payment in full in cash of all Obligations of the Loan Parties under or in respect of the Credit Agreement and other Loan Documents and all other amounts owing thereunder.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.
TEAM, INC., as Borrower Agent and a Borrower
By:    /s/ André C. Bouchard
Name:    André C. Bouchard
Title:     Executive Vice President, Chief Legal Officer and     Secretary

Signed solely with respect to Sections 11 and 12:

AGGRESSIVE EQUIPMENT COMPANY, LLC
DK VALVE & SUPPLY, LLC
FURMANITE, LLC
FURMANITE AMERICA, LLC
FURMANITE WORLDWIDE, LLC
QUALSPEC, LLC
QUEST INTEGRITY GROUP, LLC
QUEST INTEGRITY USA, LLC
ROCKET ACQUISITION, LLC
TANK CONSULTANTS, LLC
TANK CONSULTANTS MECHANICAL SERVICES, LLC
TCI SERVICES, LLC
TCI SERVICES HOLDINGS, LLC
TEAM INDUSTRIAL SERVICES, INC.
TEAM INDUSTRIAL SERVICES INTERNATIONAL, INC.
TEAM QUALSPEC, LLC
TEAM TECHNICAL SCHOOL, LLC
TQ ACQUISITION, INC.
GLOBAL ASCENT, LLC
KANEB FINANCIAL, LLC
FURMANITE LOUISIANA, LLC
as Guarantors
By:    /s/ André C. Bouchard
Name:    André C. Bouchard
Title:     Executive Vice President, Chief Legal Officer and     Secretary

Signed solely with respect to Sections 11 and 12:

QUEST INTEGRITY CAN LTD.
TISI ACQUISITION INC.
TISI CANADA INC.
as Guarantors
By:    /s/ André C. Bouchard
Name:    André C. Bouchard
Title:     Executive Vice President, Chief Legal Officer,    Secretary and Managing Director
FURMANITE B.V.
FURMANITE HOLDING B.V.
P3 PULLEN POLYURETHANE PRODUCTS B.V.
QUEST INTEGRITY EU HOLDINGS B.V.
QUEST INTEGRITY NLD B.V.
TEAMINC EUROPE B.V.
TEAM INDUSTRIAL SERVICES EUROPE B.V.
TEAM VALVE REPAIR SERVICES B.V.
THRESHOLD INSPECTION & APPLICATION
TRAINING EUROPE B.V.
TURBINATE INTERNATIONAL B.V.
TEAM INDUSTRIAL SERVICES NETHERLANDS B.V.
QUALITY INSPECTION SERVICES B.V.
A&M BEHEER B.V.
as Guarantors
By:    /s/ André C. Bouchard
Name:    André C. Bouchard
Title:     Authorised Signatory

EXECUTED by FURMANITE INTERNATIONAL FINANCE LIMITED, a private limited company incorporated under the laws of England and Wales, as a Guarantor by one director	Signed: /s/ André C. Bouchard_________ André C. Bouchard Director

EXECUTED by TEAM INDUSTRIAL SERVICES INSPECTION LIMITED, a private limited company incorporated under the laws of England and Wales, as a Guarantor, by one director	Signed: /s/ André C. Bouchard_________ André C. Bouchard Director

EXECUTED by TEAM INDUSTRIAL SERVICES (UK) HOLDING LIMITED, a private limited company incorporated under the laws of England and Wales, as a Guarantor, by one director	Signed: /s/ André C. Bouchard_________ André C. Bouchard Director

EXECUTED by TEAM VALVE AND ROTATING SERVICES LIMITED, a private limited company incorporated under the laws of England and Wales, as a Guarantor, by one director	Signed: /s/ André C. Bouchard_________ André C. Bouchard Director

EXECUTED by TIS UK LIMITED LIMITED, a private limited company incorporated under the laws of England and Wales, as a Guarantor, by one director	Signed: /s/ André C. Bouchard_________ André C. Bouchard Director

ECLIPSE BUSINESS CAPITAL LLC,
as Agent
By:    /s/ John Whetstone
Name:    John Whetstone
Title:     EVP
ECLIPSE BUSINESS CAPITAL SPV, LLC,
as a Revolving Credit Lender
By:    /s/ John Whetstone
Name:    John Whetstone
Title:     EVP

CORRE OPPORTUNITIES QUALIFIED MASTER FUND, LP, as a Delayed Draw Term Lender
By:    /s/ John Barrett
Name:    John Barrett
Title:     Authorized Signatory
CORRE HORIZON FUND, LP,
as a Delayed Draw Term Lender
By:    /s/ John Barrett
Name:    John Barrett
Title:     Authorized Signatory
CORRE HORIZON II FUND, LP,
as a Delayed Draw Term Lender
By:    /s/ John Barrett
Name:    John Barrett
Title:     Authorized Signatory

[Team, Inc. Credit Agreement
Amendment No. 1 Signature Page]